April 27, 2023 INVESTOR PRESENTATION Exhibit 99.1 COASTAL FINANCIAL CORPORATION

2 LEGAL INFORMATION AND DISCLAIMER This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Coastal Financial Corporation (“Coastal” or “CFC”)’s current views with respect to, among other things, future events and Coastal’s financial performance. Any statements about Coastal’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Coastal or any other person that the future plans, estimates or expectations contemplated by Coastal will be achieved. Coastal has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Coastal believes may affect its financial condition, results of operations, business strategy and financial needs. Coastal’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the risks and uncertainties discussed under “Risk Factors” in Form 10-K for the year ended December 31, 2022, Coastal’s Quarterly Report on Form 10-Q for the most recent quarter, and in any of Coastal’s subsequent filings with the Securities and Exchange Commission. If one or more events related to these or other risks or uncertainties materialize, or if Coastal’s underlying assumptions prove to be incorrect, actual results may differ materially from what Coastal anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Coastal undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. This presentation includes industry and trade association data, forecasts and information that Coastal has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Coastal, which information may be specific to particular markets or geographic locations. Some data is also based on Coastal’s good faith estimates, which are derived from management’s knowledge of the industry and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Statements as to Coastal’s market position are based on market data currently available to Coastal. Although Coastal believes these sources are reliable, Coastal has not independently verified the information contained therein. While Coastal is not aware of any misstatements regarding the industry data presented in this presentation, Coastal’s estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Coastal believes that its internal research is reliable, even though such research has not been verified by independent sources. Trademarks referred to in this presentation are the property of their respective owners, although for presentational convenience we may not use the ® or the TM symbols to identify such trademarks. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures for 2017 to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Cuts and Jobs Act”) on net income. This non-GAAP financial measure and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their most directly comparable GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Coastal’s non-GAAP financial measures as tools for comparison. See the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. This presentation includes non-GAAP financial measures to illustrate the impact of BaaS loan expense on net loan income and yield on CCBX loans, and net interest margin. Net BaaS loan income divided by average CCBX loans is a non-GAAP measure that includes the impact BaaS loan expense on net BaaS loan income and the yield on CCBX loans. The most directly comparable GAAP measure is yield on CCBX loans. Net interest income net of BaaS loan expense is a non-GAAP measure that includes the impact BaaS loan expense on net interest income. The most directly comparable GAAP measure is net interest income. Net interest margin, net of BaaS loan expense is a non-GAAP measure that includes the impact of BaaS loan expense on net interest margin. The most directly comparable GAAP measure is net interest margin.

3 C or e D ep os it s (2) CONSOLIDATED FINANCIAL HIGHLIGHTS - As of and for the Quarter ended March 31, 2023 To ta l A ss et s Note: Annual data as of or for the year ended December 31 of each respective year Lo an s R ec ei va bl e N et I nc om e (1) Tangible equity to tangible assets is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the date indicated, tangible equity to tangible assets is the same as total shareholders’ equity to total assets as of the date indicated. (2) Consists of total deposits less all time and brokered deposits. (3) 2017 net income is adjusted to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. Refer to “Non-GAAP Reconciliation” in the Appendix for additional details. (4) CCBX net charge-offs were 98.2% covered by the credit enhancements provided by the partners. Balance Sheet (in millions) Total Assets $3,451.0 Total Loans Receivable $2,837.2 Total Deposits $3,095.2 Total Shareholders' Equity $258.8 Earnings and Profitability Net Income (in millions) $12.4 Return on Average Assets ("ROAA") - annualized 1.58% Return on Average Equity -annualized 19.89% Net Interest Margin -annualized 7.15% Efficiency Ratio 43.03% Loans Receivable to Deposits 92.55% Capital Ratios (Consolidated) Total Shareholder Equity to Total Assets 7.50% Tangible Equity to Tangible Assets (1) 7.50% Tier 1 Leverage Capital Ratio 8.29% Tier 1 Risk-Based Capital Ratio 8.73% Total Risk-Based Capital Ratio 11.49% Asset Quality Total Nonperforming Assets to Total Assets 0.91% Total Nonperforming Loans to Total Loans Receivable 1.11% Allowance for Credit Losses to Total Loans Receivable 3.14% $428.9 $546.5 $622.7 $740.6 $805.8 $952.1 $1,128.5 $1,766.1 $2,635.5 $3,144.5 $3,451.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q 2023 $359.3 $431.1 $499.2 $596.1 $656.8 $767.9 $939.1 $1,547.1$1,742.7 $2,627.3 $2,837.2 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q 2023 $276.8 $351.7 $451.9 $571.5 $612.6 $696.0 $862.5 $1,328.0 $2,249.6 $2,686.5 $3,068.2 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q 2023 $2.0 $2.3 $3.0 $5.0 $6.7 $9.7 $13.2 $15.1 $27.0 $40.6 $12.4 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD CAGR: 24.8% CAGR: 24.7% CAGR: 28.7% CAGR: 39.4% (3)

4 HISTORIC PROFITABILITY AND EFFICIENCY Net Income and Return on Average Assets N et In co m e ($ m m ) Efficiency Ratio (%) and Noninterest Expense (“NIE”) to Average Assets (%) RO A A (% ) Ef fic ie nc y Ra ti o (% ) N IE / A ve ra ge A ss et s (% ) Note: Annual data is as of and for the year ended December 31 of each respective year. Quarterly data is as of or for the three months ended of each respective quarter. (1) Adjusted to exclude the impact of deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. Refer to “Non-GAAP Reconciliation” in the Appendix for additional details. (2) Change in NIE / Average Assets: 1Q 2023 includes $19.6 million in BaaS loan and fraud expense compared to $12.9 million in 1Q 2022. This negatively affected the NIE to average asset ratio even though our partners covered 100% of these losses. (3) Impacted by the large increase of $44.4 million in credit and fraud enhancement for the three months ended March 31, 2023 compared to $17.6 million for the three months ended March 31, 2022. (1) $2.3 $3.0 $5.0 $6.7 $9.7 $13.2 $15.1 $27.0 $40.6 $6.2 $12.40.49% 0.52% 0.76% 0.90% 1.14% 1.28% 0.98% 1.24% 1.38% 0.93% 1.58% Net Income Return on Average Assets 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q 2022 1Q 2023 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 78.5% 79.0% 69.7% 67.2% 65.1% 61.8% 58.1% 58.8% 56.3% 59.3% 43.0% 3.92% 3.51% 3.28% 3.00% 3.09% 3.01% 2.47% 2.90% 5.65% 4.52% 5.69% Efficiency Ratio NIE / Average Assets 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q 2022 1Q 2023 25.0% 50.0% 75.0% 100.0% —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% (2) (3) (1)

5 LONG-TERM STRATEGIC VERTICALS The Community Bank “CCB” Provide Banking as a Service (BaaS) “CCBX” • Best-in-class community bank that offers lending and deposit products to commercial customers • Community bank loan portfolio consists primarily of CRE loans, Construction, Land and Land Development loans, and C&I loans - $1.47 billion, or 87.5% of community bank loans • Attractive funding mix with total balance of $1.53 billion, with 98.3% core deposits(1) and cost of deposits of 0.66% • Conservative credit culture with strong Net Charge-off performance: 0.01% YTD(2) • Asset-sensitive balance sheet that is well-positioned for current rising interest rate environment • Provides Banking as a Service (BaaS) to broker dealers and digital financial services providers • 18 active partners with 6 more currently in the testing / implementation / onboarding or signed LOI stage • Robust sourcing capabilities, thorough due diligence and refining criteria of potential partner relationships • Exceptional growth in BaaS program fee income(3) of 45.0% YoY • Strong deposit generation platform with total balance of $1.56 billion (73.9% growth YoY), and excluding $36.9 million transferred off the balance sheet • $1.2 billion in total loans receivable, with credit enhancements (on 98.8% of total CCBX loans) and fraud enhancements (on 100% of total CCBX loans) 126.3% loan growth YoY Note: Data as of three months ended March 31, 2023 unless otherwise indicated (1) Core deposits are all deposits excluding brokered and time deposits. (2) Community bank only. (3) Total BaaS program fee income includes servicing and other BaaS fees, transactions fees, interchange fees and reimbursement of expenses.

6 RECENT EVENTS - Deposits DEPOSITS March 31, 2023 compared to December 31, 2022 • Deposits increased $277.7 million, or 9.9%, during the three months ended March 31, 2023 • Includes $94.3 million in fully insured IntraFi network sweep deposits as of March 31, 2023, compared to $12.5 million as of December 31, 2022. Note: Data as of three months ended March 31, 2023 unless otherwise indicated • Deposits increased $258.0 million, or 9.09%, from March 10, 2023, the date Silicon Valley Bank was put into receivership, to March 31, 2023. • Includes $94.3 million in fully insured IntraFi network sweep deposits as of March 31, 2023, compared to $9.5 million million as of March 10, 2023. DEPOSITS March 31, 2023 compared to March 10, 2023 DEPOSITS As of April 24, 2023 • As of April 24, 2023 our deposits include $208.6 million in fully insured IntraFi network sweep deposits which reduces our uninsured deposits, reduces liquidity risk and puts customers at ease. Uninsured Deposits $831.5 $834.5 $761.3 $647.0 December 31, 2022 March 10, 2023 March 31, 2023 April 24, 2023 (in millions) Fully Insured IntraFi Network Sweep Deposits $12.5 $9.5 $94.3 $208.6 December 31, 2022 March 10, 2023 March 31, 2023 April 24, 2023 (in millions)

7 RECENT EVENTS - Liquidity Cash and Interest Earning Deposits • Primarily held at Federal Reserve Bank • $393.9 million at March 31, 2023 compared to $342.1 million as of December 31, 2022 Note: Data as of three months ended March 31, 2023 unless otherwise indicated • Capacity to borrow $575.1 million from Federal Home Loan Bank and the Federal Reserve Bank discount window at March 31, 2023 • No outstanding balance as of March 31, 2023 • No borrowings against these lines in 2023 Cash & Borrowings Borrowings • Combined $969.0 million cash and borrowing capacity • Represents 31.3% of total deposits at March 31, 2023 • Exceeds $768.3 million uninsured deposits as of March 31, 2023 + =

8 RECENT EVENTS - Investments Available for Sale • Available for Sale securities of $98.0 million as of March 31, 2023 • 99.7% are U.S. Treasuries • Weighted average remaining duration of 11 months • Unrealized losses were just $2.3 million, or 0.88%, of shareholders' equity as of March 31, 2023 • $2.3 million of unrealized losses expected to accrete back into equity at approximately $500,000 a quarter for the next three quarters Note: Data as of three months ended March 31, 2023 unless otherwise indicated • Held to Maturity investments of $3.7 million as of March 31, 2023, with a fair market value of $3.6 million • 100% are government agency mortgage backed securities • Held for CRA purposes - there are no non-CRA investments in the portfolio Held to Maturity

9 Coastal Community Bank was established in 1997 with a focus on serving small to medium-sized businesses within the Puget Sound region. Offers traditional lending and deposit products to commercial and retail customers • Lending products: Commercial real estate, Small Business Administration (“SBA”), business lines of credit and term, residential mortgage, and credit card and other consumer loans • Deposit products: Checking, savings, money market, CDs & IRAs Provides business services such as treasury management, remote deposit capture and credit card processing Accolades and Recognitions Stanwood & Camano News “Best Bank” 2013 - 2022 CCB OVERVIEW (1) FDIC Summary of Deposits June 30, 2022. Note: Data as of March 31, 2023 unless otherwise indicated Raymond James “Community Bankers Cup Award” 2019-2021 "Bank and Thrift Sm-All Stars" 2019 -2022 Piper Sandler Dedication to Community Banking CCB's Core Markets Largest community bank by deposit market share in Snohomish County (1) • Headquartered in Everett, Washington - the largest city in and county seat of Snohomish County 14 full-service banking locations • 12 in Snohomish County • 1 in Island County • 1 in King County 2022 "Corporate Citizenship" from the Puget Sound Business Journal Everett Herald Readers Choice “Best Bank" "Best Mortgage" "Best Place to Work" 2023 Institution name Market Share Bank of America, National Association 19.62 % JP Morgan Chase Bank, National Association 16.59 % Coastal Community Bank 12.98 % Wells Fargo, National Association 10.05 % US Bank, National Association 6.38 % Hovde Group “Hovde's High Performers” 2022 - 2023 Notable Employers

10 ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") INITIATIVES (1) Source: 2021 National Survey of Unbanked and Underbanked Households by the Federal Deposit Insurance Corporation (FDIC) in November 2022. For Coastal, ESG is a complex initiative across the whole organization. Addressing the issue of the 5.9 million unbanked households(1) in the United States cannot be tackled with merely adding products or providing diversity, equity and inclusion training. Nor can real environmental impact happen through mere board level policies and simply changing our investment portfolio. We are choosing to tackle our ESG initiatives throughout our company with meaningful actions and collaboration. CCBX – Working with our CCBX partners allows us to provide a broader range of services to different demographics through their offerings. Developing the kind of unique offerings to specific under-served or under-banked populations would be difficult for a bank our size, but by partnering with third-party fintech partners like Brigit, Greenwood and One we are able to use our banking charter to support this effort in a much broader scope. Coastal Community Bank – Our community bank has always had close ties to the communities we serve with our employees actively volunteering in those communities, and we have been recognized as a corporate philanthropist by the Puget Sound Business Journal. We are now evolving to offer affiliated products through our third-party fintech partners that are more inclusive and meet their needs of a broader range of consumers. Once again, our scope and reach is multiplied by collaborating with our third-party fintech partners to offer inclusive products. ESG Social Responsibility Environmental Responsibility Financial Inclusion We see financial inclusion as providing access to useful and affordable financial products and services to meet the needs of the under-served. However, overcoming a widespread distrust of banks, lack of financial education, and barriers to entry are all part of the process to bring the underserved in our communities the financial products and services they need to thrive. We are actively working to address: • Accessibility to services • Needs-based solutions • Education In collaboration with the Cities for Financial Empowerment and the Bank On national platform, this past year, a Coastal team worked to develop the Access checking product to support the financial stability of unbanked and underbanked residents in our communities by providing a safe, affordable and functional product. In January 2023, our Access checking product passed product certification and met the National Account Standards and was launched with the official Bank On certification. Climate Change Coastal is approaching our responsibility in many ways from understanding our carbon footprint and identifying potential offsets, reductions and to developing strong partnerships with ESG focused fintechs. In January 2023 we completed our Sustainable Impact Survey with Aspiration to understand our GHG impact and ways we can offset it. Working with Aspiration, we are exploring ways to develop customer facing-solutions that enable climate action. Additionally, we have and will continue to consider climate change and its impact on our loan portfolio and customers.

11 COASTAL WORLD In late 2022, the bank soft launched www.coastalworld.com an immersive 3D web platform that promotes, educates and informs visitors about digital banking solutions through our fintech partners. Through activities and games, users are able to learn which providers best fit their lifestyles, values, or specific financial situations through a fun and engaging online experience. A full launch is expected in the second quarter of 2023, with additional partners joining the site along with ongoing enhancements. Platform to Educate and Promote Banking Solutions Accolades Although the bank has not yet actively promoted the site, it has already garnered recognition and was awarded Site of the Day and Site of the Month from three major outlets: • www.awwawards.com • www.cssdesignawards.com • www.thefwa.com Additionally, it was nominated for Site of the Year by all three sites and awarded Site of the Year by CSS Design Awards.

Banking as a Service – “BaaS” Partners Short- Term Lending Savings Accounts Credit Cards Checking Accounts Investing Health Savings Accounts 12 (Secured)

13 28 27 25 20 19 18 1 1 1 5 1 2 5 4 2 1 Wind down - preparing to exit relationship Signed letters of intent Implementation / onboarding Friends and family / testing Active March 31, 2022 December 31, 2022 March 31, 2023 CCBX provides banking as a service (BaaS) that enables broker dealers and digital financial services partners to offer their customers banking services 18 active partners with 6 more currently in the testing or signed LOI stage as of March 31, 2023: • Robust sourcing capabilities and intensive due diligence process • We continue to refine the criteria for CCBX partnerships and are exiting relationships where it makes sense for both parties and are focusing on selecting larger and more established partners, with experienced management teams. • During the quarter ended March 31, 2023 two partners wound down their CCBX programs; these programs were not material in terms of income and sources of funds. Fee-based business model primarily driven by: • Servicing, expense recovery and other BaaS fees • Interchange and transaction fees • Credit and fraud enhancements • Interest income CCBX Partner Activity Note: Data as of and for the quarter ended March 31, 2023, unless otherwise indicated Business Overview CCBX PARTNER ACTIVITY

14 CCBX REVENUE GROWTH As of and for the three month period indicated (Dollars in thousands) $2,466 $3,219 $3,642 $3,607 $3,575 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 BaaS Program Fee Income (1) Note: Data as of and for the quarter ended March 31, 2023, unless otherwise indicated (1) BaaS program fee income includes servicing and other BaaS fees, transactions fees, interchange fees and reimbursement of expenses. Revenue Growth • BaaS Fees includes $44.4 million in credit enhancements and fraud enhancements for the three months ended March 31, 2023, compared to $38.0 million for the three months ended December 31, 2022 and $17.6 million for the three months ended March 31, 2022. • Reimbursement for any partner credit enhancement and fraud loss provided by the partner is included in noninterest income. Partner fraud loss represents non-credit fraud losses on partner’s customer loan and deposit accounts and is recognized in noninterest expense. • BaaS Program Fee Income excludes BaaS credit enhancements and BaaS fraud enhancements. BaaS Program Fee Income for the three months ended March 31, 2023 grew 45.0% compared to the three months ended March 31, 2022.

15 GROWTH IN CCBX ACTIVITY BASED INCOME CCBX TRANSACTION AND INTERCHANGE INCOME (Dollars in thousands) 84.4% growth over prior year quarter $493 $814 $940 $964 $917$432 $628 $738 $785 $789 Transaction income Interchange income 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 $— $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000

16 CCBX Loans and Deposits (Dollars in millions) $899.5 $1,279.3 $1,563.8 BaaS-brokered deposits Demand, noninterest bearing Interest bearing March 31, 2022 December 31, 2022 March 31, 2023 (Dollars in millions) $515.3 $1,012.6 $1,166.5 Other consumer loans Residential RE secured credit cards Commercial and industrial loans Credit cards March 31, 2022 December 31, 2022 March 31, 2023 Growing platform for deposit generation • Deposit growth of $284.5 million, or 22.2%, as of March 31, 2023, compared to December 31, 2022, and $664.4 million, or 73.9%, compared to March 31, 2022 • Access to $36.9 million million in CCBX deposits that are transferred off the balance sheet as of March 31, 2023 • CCBX deposits moved to interest bearing from noninterest bearing as a result of the Fed Funds rate increases in 1Q22 and 2Q22 • CCBX deposits reprice as Fed Funds rate changes Partner loan origination diversifies loan portfolio • As of March 31, 2023, loan growth of $153.9 million, or 15.2%, compared to December 31, 2022, and $651.2 million or 126.3%, compared to March 31, 2022 • Consumer loans increased $142.6 million, or 23.5%, to $749.7 million as of March 31, 2023, compared to $607.0 million as of December 31, 2022 • Sold $73.9 million in CCBX loans during the quarter ended March 31, 2023 • CCBX loans reprice as Fed Funds rate changes CCBX Loans Receivable CCBX Deposits Note: Data as of and for the quarter ended March 31, 2023, unless otherwise indicated 126.3% 15.2% 73.9% 22.2%

17 ROBUST SOURCING CAPABILITIES AND PARTNERING • Involve board members • Fintech experts and partners • Integrate Coastal LPs Thesis-Driven Sourcing Due Diligence Onboarding to Date Intensive Filtering • Focused points of view and research with experts • Proactive market mapping and product identification • Diversity and inclusion • Visionary management teams • Strong execution teams • Compelling unit economics • Bankable size (scalable) • Strong capitalization • We continue to refine the criteria for CCBX partnerships and are exiting relationships where it makes sense for both parties and are focusing on selecting larger and more established partners, with experienced management teams. • Rigorous vendor review process • Proud of “slow and thorough” approach – Strategic Partner Assessment risked based • Leverage advisors and network for diverse insights • Integrate/leverage strategic eco-system partners

18 RISK MANAGEMENT Growth and Investment in Risk and Compliance Personnel 4 4 4 4 4 5 5 9 11 12 14 19 43 64 69 80 92 110 116 122 124 Risk Management Compliance BSA Internal Audit CCBX Risk Q1 - 2018 Q2 - 2018 Q3 - 2018 Q4 - 2018 Q1 - 2019 Q2 - 2019 Q3 - 2019 Q4 - 2019 Q1 - 2020 Q2 - 2020 Q3 - 2020 Q4 - 2020 Q1 - 2021 Q2 - 2021 Q3 - 2021 Q4 - 2021 Q1 - 2022 Q2 - 2022 Q3 - 2022 Q4 - 2022 Q1 - 2023 — 50 100 150 People Systems/Automation/Technology • 25% or our staff are risk personnel: Risk Management, Compliance, BSA, Internal Audit, CCBX Risk & Compliance • Significantly increased our risk personnel as we have grown CCBX • Hired and continue to hire experienced and talented risk personnel • Develop risk personnel by supporting the attainment of professional designations/certifications • Use industry leading software and systems • Focused on the effectiveness and efficiency of our risk systems and processes • Use outsourcing where it make sense and is cost effective without compromising data/privacy/ effectiveness • Employ experts/consultants to evaluate our processes and to develop new and better processes

19 CRE - Owner Occupied 12.4% C&I 11.5% Consumer and other 26.5% 1-4 Family 16.0% CRE - Non- Owner Occupied 16.2% Multifamily 10.2% Construction and Land Development 7.3% LOAN COMPOSITION Consolidated Loan Composition Community Bank Loan Concentrations by County Consolidated Commercial & Industrial (“C&I”) Portfolio • $326.3 million total C&I loans ◦ $118.8 million in capital call lines ◦ $199.1 million in other C&I loans ◦ $3.8 million in PPP Small Business Administration (“SBA”) C&I loans ◦ $4.6 million in other SBA C&I loans Consolidated Commercial Real Estate (“CRE”) Portfolio • $1.31 billion total CRE & Construction, Land and Land Development loans ◦ $74.1 million of SBA 504 loans in portfolio ◦ 249% regulatory aggregate CRE to total risk-based capital (1) Consolidated 1-4 Family Real Estate Portfolio • $455.5 million total 1-4 family loans ◦ $9.4 million purchased from financial institutions, all of which were individually re-underwritten Consumer Loans • Total $752.5 million ◦ $749.7 million in CCBX loans, 98.2% with credit enhancement ▪ Credit cards, consumer term loans & lines of credit (1) Calculated on Bank-level Tier 1 Capital + Allowance for Loan Losses as of March 31, 2023. Note: Data as of and for the quarter ended March 31, 2023, unless otherwise indicated. Investor Real Estate 33.7% Owner Operated Businesses 23.8% Snohomish 34.1% King 28.7% Out of State 13.7% Pierce 5.6% Other WA Counties 6.3% Whatcom 3.6% Skagit 3.0% Spokane 2.7% Island 2.3%

20 Demand, noninterest bearing 24.6% NOW and money market 71.3% Savings 3.2% Time deposits < $100K 0.4% Time deposits > $100K 0.5% DEPOSIT COMPOSITION Deposit Composition Core Deposit Driven Funding Emphasis on core deposits has helped generate an attractive funding mix • Core deposits are all deposits excluding time deposits and brokered deposits • Core deposits were 108.1% of total loans as of March 31, 2023 • Core deposits were 99.1% of total deposits as of March 31, 2023 • Cost of total deposits was 2.13% for the quarter ended March 31, 2023 compared to 1.56% for the quarter ended December 31, 2022, and 0.09% for the quarter ended March 31, 2022 ◦ Cost of deposits for the community bank and CCBX were 0.66% and 3.89%, respectively for the quarter ended March 31, 2023 • We continue to focus on managing our deposits to maintain low deposit costs in this increasing rate environment • No internet-sourced deposits • Ability to use funding from BaaS program and to transfer deposits off the balance sheet when not needed. • $94.3 million in fully insured IntraFi network sweep deposits as of March 31, 2023, compared to $12.5 million as of December 31, 2022. • $208.6 million in fully insured IntraFi network sweep deposits as of April 24, 2023. • Access to $36.9 million in CCBX deposits that are currently transferred off the balance sheet as of March 31, 2023 Note: Data as of and for the quarter ended March 31, 2023 unless otherwise indicated. Core Deposits 99.1% 74.8% 77.0% 99.1% 108.1% December 31, 2013 March 31, 2023 CORE DEPOSITS/TOTAL DEPOSITS (%) CORE DEPOSITS/TOTAL LOANS (%)

21 SEGMENT OVERVIEW - Community Bank and CCBX (for the three months ended) 0.11% 0.37% 0.66% 0.06% 3.13% 3.89% 0.09% 1.56% 2.13% Community Bank CCBX Consolidated March 31, 2022 December 31, 2022 March 31, 2023 —% 1.00% 2.00% 3.00% 4.00% Average Cost of Deposits (annualized) 5.16% 5.70% 5.97% 12.73% 15.20% 16.09% 6.80% 9.33% 9.95% Community Bank CCBX - Gross (1) Consolidated March 31, 2022 December 31, 2022 March 31, 2023 —% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 17.50% Average Yield - Loans Receivable (annualized) Yield Community Bank & CCBX -GAAP: Average Yield - Loans Receivable CCBX - Net: Net BaaS Loan Income /Average CCBX Loans 5.16% 5.70% 5.97%3.93% 8.33% 9.40% 12.73% 15.20% 16.09% Community Bank CCBX - Net (2) CCBX - GAAP March 31, 2022 December 31, 2022 March 31, 2023 —% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 4.25% 5.31% 5.08% 1.92% 4.37% 4.66% 6.14% 10.01% 10.15% Community Bank CCBX - Net (3) CCBX - GAAP March 31, 2022 December 31, 2022 March 31, 2023 —% 2.50% 5.00% 7.50% 10.00% 12.50% Net Interest Margin Community Bank & CCBX - GAAP: Net interest Income/Average Earning Assets CCBX - Net: Net Interest Income less BaaS Loan Expense/Average Earning Assets (1) CCBX - gross yield does not include the impact of BaaS loan expense. BaaS loan expense represents the amount paid or payable to partners for credit enhancement and servicing CCBX loans. To determine net revenue (Net BaaS loan income) earned from CCBX loan relationships, the Company takes BaaS loan interest income and deducts BaaS loan expense to arrive at Net BaaS loan income which can be compared to interest income on the Company’s community bank loans. (2) CCBX - net BaaS loan income represents BaaS loan interest income minus BaaS loan expense divided by average CCBX loans. This produces a ratio which can be compared to average yield of community bank loans. (3) Net interest margin, net of BaaS loan expense represents CCBX net interest income less BaaS loan expense divided by average earning assets. This produces a ratio that can be compared to net interest margin of the community bank.

22 SEGMENT OVERVIEW - Credit Quality 1.42% 1.28% 1.24% 3.52% 5.27% 5.87% 1.97% 2.82% 3.14% Community Bank CCBX Consolidated March 31, 2022 December 31, 2022 March 31, 2023 —% 1.25% 2.50% 3.75% 5.00% 6.25% Allowance for Loan Losses to Total Loans CCBX partner agreements provide for a credit enhancement(1) that covers the net-charge-offs on CCBX loans and negative deposit accounts CCBX partners were responsible for and reimbursed the Company for 98.2% of net charge-offs for CCBX loans for the quarter ended March 31, 2023 CCBX partners pledge a cash reserve account at the Bank which the Bank can collect from when losses occur that is then replenished by the partner on a regular interval (1) Except in accordance with the program agreement for one partner where the Company is responsible for credit losses on approximately 10% of a $137.4 million loan portfolio. At March 31, 2023, 10% of this portfolio represented $13.9 million in loans.

23 STRONG ASSET QUALITY (1) These ratios are impacted by the increase in CCBX loans over 90 days delinquent that are covered by CCBX partner credit enhancements, see note below for more information. CCBX loans represent 0.71% and 0.87% for NPAs/Total Assets and NPLs/Loans Receivable, respectively. (2) Agreements with our CCBX partners provide for a credit enhancement which protects the Bank by absorbing incurred losses. Under the agreement, the CCBX partner will reimburse the Bank for its loss/charge-off on these loans. Timing of the loss/charge-off varies depending on the type of loan; installment loans are charged off at 120 days and credit cards and open ended lines at 180 days. Once the loss/charge-off occurs then the Bank will collect the loss amount from the CCBX partner. NPAs / Total Assets NPLs by Segment (in thousands) NPLs / Loans Receivable $184 $7,080 $6,982 $2,161 $26,095 (2) $24,562 (2) Community Bank CCBX March 31, 2022 December 31, 2022 March 31, 2023 $— $5,000 $10,000 $15,000 $20,000 $25,000 NPAs by Segment (in thousands) $184 $7,080 $6,982 $2,161 $26,095 (2) $24,562 (2) Community Bank CCBX March 31, 2022 December 31, 2022 March 31, 2023 $— $5,000 $10,000 $15,000 $20,000 $25,000 (1) (1) (1) (1) 1.52% 1.11% 0.26% 0.19% 0.09% 0.04% 0.07% 1.06% 0.08% 0.91% 0.54% 0.27% 0.32% 0.24% 0.11% 0.05% 0.10% 1.26% 0.12% 1.11%

24 CFC LOAN AND DEPOSIT GROWTH $1,964.2 $2,627.3 $2,837.2 $1,448.8 $1,614.8 $1,671.0 $515.4 $1,012.5 $1,166.2 Community Bank CCBX March 31, 2022 December 31, 2022 March 31, 2023 Loan Growth of $209.9 million or 8.0% from December 31, 2022 Cost of deposits 2.13% for the Quarter Ended March 31, 2023 $2,576.5 $2,817.5 $3,095.2 $1,677.0 $1,538.2 $1,531.4 $899.5 $1,279.3 $1,563.8 Community Bank CCBX March 31, 2022 December 31, 2022 March 31, 2023 (Dollars in millions) (Dollars in millions) CCBX Deposit Growth of $284.5 million* or 22.2% from December 31, 2022 Total DepositsTotal Loans Receivable *Does not include $36.9 million in CCBX deposits as of March 31, 2023, that were transferred off the balance sheet Note: Data as of and for the quarter ended March 31, 2023, unless otherwise indicated CCBX loans sold: $73.9 million for the Quarter Ended

25 CFC QUARTERLY RESULTS 1Q 2023 Financial Results: For the Three Months Ended March 31, Earnings (Dollars in millions, except per share amounts) 2023 2022 Net Income $12.4 $6.2 Basic Earnings Per Share $0.94 $0.48 Return on Average Assets 1.58% 0.93% Return on Average Equity 19.89% 12.12% Balance Sheet (Dollars in millions, except per share amounts) As of the Quarter Ended March 31, 2023 December 31, 2022 March 31, 2022 Total Assets $3,451.0 $3,144.5 $2,833.8 Total Loans Receivable $2,837.2 $2,627.3 $1,964.2 Total Deposits $3,095.2 $2,817.5 $2,576.5 Total Shareholders’ Equity $258.8 $243.5 $207.9 Book Value Per Share $19.48 $18.50 $16.08

26 APPENDIX

27 CFC SELECTED YEAR-END FINANCIALS (1) Share and per share amounts are based on total actual or average common shares outstanding, as applicable. (2) Tangible book value per share is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the dates indicated, tangible book value per share is the same as book value per share as of each of the dates indicated. As of and for the Year Ended December 31, (Dollars in thousands, except per share data) 2022 2021 2020 2019 2018 Statement of Income Data: Total interest income $ 192,170 $ 83,083 $ 63,038 $ 48,587 $ 38,743 Total interest expense 20,395 3,646 5,652 6,576 3,926 Provision for loan losses 79,064 9,915 8,308 2,544 1,826 Net interest income after provision for loan losses 92,711 69,522 49,078 39,467 32,991 Total noninterest income 124,684 28,118 8,182 8,258 5,467 Total noninterest expense 166,774 63,263 38,119 31,063 26,216 Provision for income taxes 9,996 7,372 3,995 3,461 2,541 Net income 40,625 27,005 15,146 13,201 9,701 Balance Sheet Data: Cash and cash equivalents $ 342,139 $ 813,161 $ 163,117 $ 127,814 $ 125,782 Investment securities 98,353 36,623 23,247 32,710 37,922 Loans 2,627,256 1,742,735 1,547,138 939,103 767,899 Allowance for loan losses (74,029) (28,632) (19,262) (11,470) (9,407) Total assets 3,144,467 2,635,517 1,766,122 1,128,526 952,110 Interest-bearing deposits 2,042,509 1,007,879 829,046 596,716 510,089 Noninterest-bearing deposits 775,012 1,355,908 592,261 371,243 293,525 Total deposits 2,817,521 2,363,787 1,421,307 967,959 803,614 Total borrowings 47,587 52,873 192,292 23,562 33,546 Total shareholders’ equity 243,493 201,222 140,217 124,173 109,156 Share and Per Share Data: (1) Shares outstanding at end of period 13,161,147 12,875,315 11,954,327 11,913,885 11,893,203 Weighted average common shares outstanding–diluted 13,603,978 12,701,464 12,209,371 12,196,120 10,608,764 Book value per share $ 18.50 $ 15.63 $ 11.73 $ 10.42 $ 9.18 Tangible book value per share (2) 18.50 15.63 11.73 10.42 9.18 Earnings per share – basic 3.14 2.25 1.27 1.11 0.93 Earnings per share – diluted 3.01 2.16 1.24 1.08 0.91 Performance Ratios: Return on average assets 1.38% 1.24% 0.98% 1.28% 1.14% Return on average shareholders’ equity 18.24% 17.24% 11.44% 11.29% 11.40% Credit Quality Ratios: Nonperforming assets to total assets 1.06% 0.07% 0.04% 0.09% 0.19% Nonperforming assets to total loans and OREO 1.26% 0.10% 0.05% 0.11% 0.24% Nonperforming loans to total loans 1.26% 0.10% 0.05% 0.11% 0.24% Allowance for loan losses to total loans 2.82% 1.64% 1.25% 1.22% 1.23% Net charge-offs to average loans 1.49% 0.03% 0.04% 0.06% 0.06%

28 CFC SELECTED QUARTERLY FINANCIALS (1) Core deposits are defined as all deposits excluding time and brokered deposits. (2) Share and per share amounts are based on total actual or average common shares outstanding, as applicable. (3) Tangible book value per share is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the dates indicated, tangible book value per share is the same as book value per share as of each of the dates indicated. As of and for the Quarter Ended (Dollars in thousands, except per share data) 1Q 2023 4Q2022 3Q2022 2Q2022 1Q2022 Statement of Income Data: Total interest income $ 70,111 $ 65,030 $ 55,179 $ 41,819 $ 30,142 Total interest expense 15,620 11,598 5,990 1,933 874 Provision for loan losses 43,544 33,600 18,428 14,094 12,942 Provision for unfunded commitments 153 — — — — Net interest income after provision for loan losses 10,794 19,832 30,761 25,792 16,326 Total noninterest income 49,307 42,815 34,391 25,492 21,986 Total noninterest expense 44,663 47,103 51,087 38,169 30,415 Provision for income taxes 3,047 2,426 2,964 2,939 1,667 Net Income 12,391 13,118 11,101 10,176 6,230 Balance Sheet Data: Cash and cash equivalents $ 393,916 $ 342,139 $ 410,728 $ 405,689 $ 682,109 Investment securities 101,704 98,353 98,871 109,821 136,177 Loans 2,837,204 2,627,256 2,507,889 2,334,354 1,964,209 Allowance for loan losses (89,123) (74,029) (59,282) (49,358) (38,770) Total assets 3,451,033 3,144,467 3,133,741 2,969,722 2,833,750 Interest-bearing deposits 2,333,423 2,042,509 2,023,849 1,879,253 1,738,426 Noninterest-bearing deposits 761,800 775,012 813,217 818,052 838,044 Total deposits 3,095,223 2,817,521 2,837,066 2,697,305 2,576,470 Core deposits (1) 3,068,162 2,686,528 2,727,830 2,584,831 2,460,954 Total borrowings 47,619 47,587 27,931 27,911 27,893 Total shareholders’ equity 258,763 243,494 228,733 217,661 207,920 Share and Per Share Data: (2) Shares outstanding at end of period 13,281,533 13,161,147 12,954,573 12,948,623 12,928,548 Weighted average common shares outstanding–diluted 13,609,491 13,603,978 13,536,823 13,442,013 13,475,337 Book value per share $ 19.48 $ 18.50 $ 17.66 $ 16.81 $ 16.08 Tangible book value per share (3) 19.48 18.50 17.66 16.81 16.08 Earnings per share – basic 0.94 1.01 0.86 0.79 0.48 Earnings per share – diluted 0.91 0.96 0.82 0.76 0.46 Performance Ratios: Return on average assets 1.58% 1.66% 1.45% 1.41% 0.93% Return on average shareholders’ equity 19.89% 21.86% 19.36% 18.86% 12.12% Credit Quality Ratios: Nonperforming assets to total assets 0.91% 1.06% 0.73% 0.20% 0.08% Nonperforming assets to total loans and OREO 1.11% 1.26% 0.91% 0.25% 0.12% Nonperforming loans to total loans 1.11% 1.26% 0.91% 0.25% 0.12% Allowance for loan losses to total loans 3.14% 2.82% 2.36% 2.11% 1.97% Net charge-offs to average loans 4.84% 2.87% 1.38% 0.64% 0.64% Other Key Ratios: Yield on Loans Receivable 9.95% 9.33% 8.46% 7.34% 6.80% Cost of Deposits 2.13% 1.56% 0.82% 0.25% 0.09% Net Interest Margin 7.15% 6.96% 6.58% 5.66% 4.45% Efficiency Ratio 43.03% 48.94% 61.12% 58.38% 59.34% Loans Receivable to Deposits 92.55% 93.25% 89.92% 86.54% 76.24% Cost of Funds 2.19% 1.61% 0.85% 0.29% 0.14%

29 COMMUNITY BANK LOAN PORTFOLIO STATISTICS (1) (1) (2) (2) (3) (1) Based on best available data. If a loan has multiple guarantors, FICO score represented is highest of the guarantors. FICO scores are based off origination unless updated through annual term loan review or other credit action. (2) Loan to Value (“LTV”) data is based on best available data. LTV at origination is used unless updated information was made available through an annual term loan review or other credit action. (3) Debt Service Coverage Ratio (“DSCR”) data is based on best available data. DSCR at origination is used unless updated information was made available through an annual term loan review or other credit action. (1) Source: https://www.statista.com/statistics/206546/us-hotels-occupancy-rate-by-month/ Most current data as of March 31, 2023 unless noted otherwise (1) (1) (2) (2) (3) (3) The Bank’s hotel portfolio predominantly consists of travel hotels/motels and as such our occupancy rates are higher than the national average. (1) Significant CRE Loan Sub-Categories Total Commitments Weighted Average Seasoning (Months) Weighted Average FICO Score Weighted Average LTV Weighted Average DSCR Conveniece Stores $98,471,047 37.5 Months 767.62 51.52% 4.69x Hotels $151,800,197 36.9 Months 768.87 54.01% 2.08x Manufacturing $38,357,910 66.4 Months 761.07 56.45% 2.67x Mini Storage $51,559,862 22.0 Months 777.94 63.53% 3.85x Mixed Use $89,294,241 45.8 Months 753.72 55.32% 2.61x Apartments $270,670,052 28.7 Months 769.76 61.62% 2.75x Office - General(*) $72,609,670 54.6 Months 766.52 59.86% 3.18x Office - Professional(*) $30,055,206 30.8 Months 776.26 54.91% 3.02x Retail/Strip mall $132,641,013 27.9 Months 766.02 57.58% 2.26x Warehouse $84,656,166 44.4 Months 780.96 57.01% 3.75x Loan Category Commitments Weighted Average Seasoning (Months) Weighted Average FICO Score Weighted Average LTV Weighted Average DSCR Commercial Real Estate $1,129,562,793 36.6 Months 766.08 57% 3.08x C&I (excludes FI, CCL & PPP loans) $187,556,270 31.2 Months 761.98 52% 4.48x Construction/Land $387,131,904 16.9 Months 778.07 52% 5.06x Hotel Portfolio Occupancy Rates (weighted avg) O cc up an cy R at e 56.5% 60.5% 60.3% 70.9% 77.0% 78.1% 67.3% 65.0% 63.5% 60.3% 56.1% 68.1% 72.0% 71.9% 71.8% 82.4% 80.3% 80.6% 77.7% 66.0% 55.9% 49.4% 52.5% 61.7% 70.4% 54.6% 57.5% 59.3% 66.1% 69.6% 63.2% 61.6% 62.9% 57.6% 53.3% 47.8% 56.9% 64.0% 65.5% 65.1% 70.1% 69.6% 66.5% 66.7% 67.2% 59.4% 53.6% 52.8% 60.0% 60.3% CCB Portfolio National Avg Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% *Office - Professional includes special purpose spaces such as for doctors, dentists, walk-in clinics, etc; Office - General is office space with desks, cubicles, etc.

30 CCBX LOAN PORTFOLIO STATISTICS & LENDING APPROACH CCBX Loan Portfolio Information March 31, 2023 (dollars in thousands; unaudited) Type of Lending Balance Percent of CCBX loans receivable Available Commitments (1) Maximum Portfolio Size Number of Accounts Average Loans Size Reserve/ Pledge Account Amount (2) Commercial and industrial loans: Capital call lines Business - Venture Capital $ 118,796 10.2% $ 716,610 $ 350,000 168 $ 707.1 $ — All other commercial & industrial loans Business - Small Business 48,669 4.1 1,142 102,209 2,056 23.7 2,834 Real estate loans: Home equity lines of credit (3) Home Equity - Secured Credit Cards 249,367 21.4 359,216 300,000 9,495 26.3 33,664 Consumer and other loans: Credit cards - cash secured Credit Cards - Primarily Consumer 5,748 3,209 — Credit cards - unsecured Credit Cards - Primarily Consumer 312,439 941,549 15,359 Credit cards - total 318,187 27.3 944,758 500,762 219,417 — 15,359 Installment loans - cash secured Consumer 43,839 — — Installment loans - unsecured Consumer 381,441 — 22,642 Installment loans - total 425,280 36.5 — 1,166,761 225,180 1.9 22,642 Other consumer and other loans Consumer - Secured Credit Builder & Unsecured consumer 6,201 0.5 361 185,269 28,942 0.2 1,095 Gross CCBX loans receivable 1,166,500 99.9% $ 2,022,087 2,022,087$ 2,605,001 485,258 $ 2.4 $ 75,594 Net deferred origination fees (310) Loans receivable $ 1,166,190 Three Rings of Defense: (1) Remaining commitment available, net of outstanding balance. (2) Balances are as of April 3, 2023. (3) These home equity lines of credit are secured by residential real estate and are accessed by using a credit card, but are classified as 1-4 family residential properties per regulatory guidelines. Full Economic Benefit and Retention of Loans Underlying Financial Strength of Our Partners Well-Funded Partner Cash Reserve Accounts 1 2 3

31 CCBX LOAN PORTFOLIO STATISTICS & LENDING APPROACH 1. Well-Funded Partner Cash Reserve Accounts Partner pledges/places cash in a Bank controlled deposit account at an agreed percentage of the loan balance: • We call this account the cash reserve pledge account; • The Bank has the right to access the cash reserve account for losses when they occur; • The percentage in the cash reserve account is determined based on underwriting criteria and the loss rate expected on the loan category and frequency on which the account must be replenished/backfilled (weekly or monthly); and • We monitor cash pledge accounts regularly to determine if any replenishment amounts are late and to determine consistency of losses with underwriting. 2. Underlying Financial Strength of Our Partners CCBX Partner ("Partner") contractually agrees to cover credit and fraud losses on loans they originate beyond the cash pledge account and to replenish the cash pledge account: • Terms are specified in program agreement; • We compensate the Partner for taking on this risk by paying Partner for credit and fraud enhancement which is reflected as BaaS loan expense on our books; and • If losses are managed well and lower than expected, then the Partner has higher net revenue (revenue received from the Bank less losses paid to the Bank)- they have a financial incentive to underwrite correctly and reduce/contain losses. 3. Full Economic Benefit and Retention of Loans Credit enhancement waterfall approach: • Cash reserve pledge account is available to cover ongoing loan losses and is replenished weekly or monthly; • The Partner contractually agrees to replenish the cash pledge reserve account based on its financial wherewithal (cash, capital reserves, and future earnings); • If account is not replenished, then the partner is in default of the agreement and the Bank can withhold credit and fraud enhancement and loan servicing revenue until the account is replenished – the Bank has back-up loan servicing options for partners if it needs to take over servicing; • If the partner defaults, then the Bank retains all interest to cover future loans, would write-off any amounts due from the partner. • Note – Loan losses on the loan portfolio will have already been incurred and recognized from using the cash pledge reserve and the cash pledge reserve replenishment feature (financial wherewithal of Partner) so the portfolio that the Bank will be taking over and incurring losses on will be partially or fully seasoned, so loan losses going forward would be anticipated to be lower than the initial losses on the portfolio already incurred by the Partner.

32 CCB: A Conservatively Positioned Balance Sheet Insured Deposits Less Than $250K as a % of Total Deposits Cash Balances as a % of Total Deposits Insured Deposits as a % of Total Deposits Company Name Ticker 4Q22 Coastal Financial Corp. CCB *72.3% Northwest Bancshares, Inc. NWBI 64.5% NBT Bancorp Inc. NBTB 55.8% WesBanco, Inc. WSBC 53.8% Glacier Bancorp, Inc. GBCI 53.0% Regions Financial Corp. RF 52.5% First Hawaiian, Inc. FHB 52.2% Independent Bank Corp. INDB 51.5% Capital One Financial Corp. COF 50.6% First National of Nebraska, Inc. FINN 50.4% Commerce Bankshares, Inc. CBSH 50.2% First Citizens BancShares, Inc. FCNCA 50.2% Webster Financial Corp. WBS 50.1% Community Bank System, Inc. CBU 50.1% Simmons First National Corp. SFNC 50.0% First Bancorp FBNC 49.8% First Interstate BancSystem, Inc. FIBK 49.6% Umpqua Holdings Corp. UMPQ 49.5% First Financial Bancorp FFBC 49.3% Banner Corp. BANR 49.2% Fulton Financial Corp. FULT 49.2% United Bankshares, Inc. UBSI 48.9% Washington Federal, Inc. WAFD 48.7% International Bancshares Corp. IBOC 47.6% Merchants Bancorp MBIN 47.2% First Busey Corp. BUSE 46.7% Source: S&P Global Market Intelligence Notes: (a) Includes banks > $10 bil. assets except for CCB (b) Data for peers as of year-end 2022; (c) Data for CCB as of 3/9/23 Cash Balances as a % of Total Deposits Company Name Ticker 3Q22 Cullen Frost Bankers CFR 29.3% Hilltop Holdings Inc. HTH 16.9% Wells Fargo & Co. WFC 15.8% Texas Capital Bancshares Inc. TCBI 14.9% Heritage Commerce Corp. HTBK 14.6% Coastal Financial Corp. CCB 14.5% Preferred Bank PFBC 13.7% Bank of NT Butterfield & Son LTD NTB 11.9% Axos Financial AX 11.8% Regions Financial Corp. RF 11.6% PNC Financial PNC 11.1% Wintrust Financial WTFC 10.4% Triumph Financial TFIN 9.5% UMB Financial Corp. UMBF 9.0% US Bancorp USB 8.9% Home Bancshares Inc. HOMB 8.5% Commerce Bancshares Inc. CBSH 8.3% Comerica Inc. CMA 8.3% FS Bancorp FSBW 7.9% Banner Corp. BANR 7.9% PCB Bancorp PCB 7.8% First Horizon Corp. FHN 7.8% Riverview Bancorp RVSB 7.7% Source: S&P Global Market Intelligence; Raymond James research Coastal has a higher % of insured deposits than every bank over $10 billion in assets. Coastal had the 6th highest cash as a percentage of total deposits out of all banks analyzed in the Raymond James analysis

33 CCB: A Conservatively Positioned Balance Sheet Potential Risk From Negative AOCI Impacts Mark-to-Market HTM Securities Impact AFS Securities Maturing 3+ Years / Assets Company Name Ticker AFS Securities Univest Financial Corp. UVSP 3.7% ServisFirst Bancshares, Inc. SFBS 3.3% QCR Holdings, Inc. QCRH 2.4% Ameris Bancorp ABCB 1.8% Heritage Commerce Corp HTBK 1.5% First Foundation Inc. FFWM 1.4% Third Coast Bancshares, Inc. TCBX 0.8% Triumph Bancorp, Inc. TFIN 0.5% Prosperity Bancshares, Inc. PB 0.2% Axos Financial, Inc. AX 0.2% Merchants Bancorp MBIN 0.1% OceanFirst Financial Corp. OCFC 0.0% Guaranty Bancshares, Inc. GNTY 0.0% Coastal Financial Corp. CCB 0.0% Cambridge Bancorp CATC 0.0% First Republic Bank FRC 0.0% Source: Raymond James research, June 2022 Mark-to-Market HTM Securities Impact TCE Impact TBV Company Name Ticker bps Impact Trustmark Corp. TRMK -50 -8.0% Texas Capital Bancshares Inc. TCBI -42 -4.3% PacWest Bancorp PACW -40 -7.8% BOK Financial Corp. BOKF -36 -4.7% Cullen/Frost Bankers Inc. CFR -33 -7.2% Community Bank System, Inc. CBU -30 -6.9% Heartland Financial USA, Inc. HTLF -27 -5.2% Amerant Bancorp Inc. AMTB -27 -3.6% Lakeland Financial Corp. LKFN -27 -3.0% Independent Bank Group, Inc. IBTX -25 -3.4% Atlantic Union Bankshares Corp. AUB -23 -3.7% Veritex Holdings, Inc. VBTX -23 -2.7% First Horizon Corp. FHN -21 -3.0% TowneBank TOWN -19 -2.1% TriCo Bancshares TCBK -11 -1.5% Ally Financial Inc. ALLY -9 -1.8% Coastal Financial Corp. CCB -9 -1.1% Ameris Bancorp ABCB -8 -1.0% QCR Holdings, Inc. QCRH -8 -1.0% First Financial Bancorp FFBC -5 -0.8% Pathward Financial, Inc. CASH -5 -0.9% Regions Financial Corp. RF -3 -0.6% Preferred Bank PFBC -3 -0.3% Triumph Financial, Inc. TFIN -2 -0.2% First Business Financial Services, Inc. FBIZ -1 -0.2% Byline Bancorp, Inc. BY 0 0.0% Source: S&P Global Intelligence; Raymond James research Out of the 127 covered banks by Raymond James, Coastal had the 3rd lowest potential risk from negative AOCI impacts Out of the 87 banks analyzed by Raymond James, Coastal had the 10th lowest mark-to-market impact for HTM securities.

34 ASSET-SENSITIVE BALANCE SHEET Loan Repricing 45% 8% 9% 13% 23% 2% 56% 6% 5% 12% 20% 1% 58% 6% 4% 13% 18% 1% March 31, 2022 December 31, 2022 March 31, 2023 Three months or less Over three months - 12 months Over one year - three years Over three years - five years Over five years - 15 years Over 15 years Bank will Benefit when Rates Increase • Asset sensitive • 58% of our assets reprice within 3 months as of March 31, 2023, up from 45% at March 31, 2022 Community Bank Loans: • 2.75 years weighted average reprice • 7.28 years weighted average maturity CCBX loans: • Portion of rate that bank retains reprices as Fed Funds rate changes • CCBX loans are included in "three months or less" or "over three months - 12 months" in chart above Loan Strategy: • shorter term loans • interest rate swaps • variable rate loans Deposit Strategy: • Funding from noninterest bearing deposits, savings and money markets vs. term deposits (ex. time deposits) • CCBX deposit costs - after exceeding the floor, deposits reprice as the Fed Funds rate changes Note: Data as of and for the quarter ended March 31, 2023 unless otherwise indicated.

35 NON-GAAP RECONCILIATION –Net BaaS Loan Income Interest Margin The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. The following non-GAAP measure is presented to illustrate the impact of BaaS loan expense on net loan income and yield on CCBX loans. Net BaaS loan income divided by average CCBX loans is a non-GAAP measure that includes the impact BaaS loan expense on net BaaS loan income and the yield on CCBX loans. The most directly comparable GAAP measure is yield on CCBX loans. The following non-GAAP measure is presented to illustrate the impact of BaaS loan expense on net interest income and net interest margin. Net interest income net of BaaS loan expense is a non-GAAP measure that includes the impact BaaS loan expense on net interest income. The most directly comparable GAAP measure is net interest income. Net interest margin, net of BaaS loan expense is a non-GAAP measure that includes the impact of BaaS loan expense on net interest rate margin. The most directly comparable GAAP measure is net interest margin. Reconciliations of the GAAP and non-GAAP measures are presented below. As of and for the Three Months Ended (dollars in thousands; unaudited) March 31, 2023 December 31, 2022 March 31, 2022 Net BaaS loan income divided by average CCBX loans: CCBX loan yield (GAAP)(1) 16.09% 15.20% 12.73 % Total average CCBX loans receivable $ 1,064,192 $ 994,080 $ 382,153 Interest and earned fee income on CCBX loans (GAAP) 42,220 38,086 11,992 Less: BaaS loan expense (17,554) (17,215) (8,290) Net BaaS loan income $ 24,666 $ 20,871 $ 3,702 Net BaaS loan income divided by average CCBX loans (1) 9.40% 8.33% 3.93 % Net interest margin, net of BaaS loan expense: CCBX interest margin (1) 10.15% 10.01% 6.14 % CCBX earning assets 1,296,839 1,212,660 797,584 Net interest income 32,448 30,583 12,072 Less: BaaS loan expense (17,554) (17,215) (8,290) Net interest income, net of BaaS loan expense $ 14,894 $ 13,368 $ 3,782 Net interest margin, net of BaaS loan expense (1) 4.66% 4.37% 1.92% (1) Annualized for periods presented.

36 NON-GAAP RECONCILIATION – 2017 ADJUSTED MEASURES Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. Our management uses the non-GAAP financial measures set forth below in its analysis of our performance for 2017 to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. • “Adjusted net income” is a non-GAAP measure defined as net income increased by the additional income tax expense that resulted from the revaluation of deferred tax assets as a result of the reduction in the corporate income tax rate under the recently enacted Tax Cuts and Jobs Act. The most directly comparable GAAP measure is net income. (Dollars in thousands) As of or for the Year Ended, December 31, 2017 Adjusted net income: Net income $ 5,436 Plus: additional income tax expense 1,295 Adjusted net income $ 6,731